UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Brian C. Janssen

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund®

Annual report for the year ended December 31, 2022

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has applied a consistent philosophy and consistent approach to generate consistent results.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 3 for Class F-2 and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup. com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield as of December 31, 2022, was 7.86% for Class F-2 shares and 7.20% for Class A shares calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share results reflect the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

17	Financial statements

46	Board of trustees and other officers

Fellow investors:

Emerging markets debt fell as the asset class faced headwinds ranging from soaring inflation to rising interest rates and Russia’s invasion of Ukraine. American Funds Emerging Markets Bond Fund returned –12.10% on its F-2 shares for the 12-month period ended December 31, 2022.

Distributions were paid at each month-end during the period for a total of about 58 cents a share. Fund investors who reinvested their dividends earned an income return of 6.39%, while those who elected to take their dividends in cash received an income return of 6.18%.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* posted a return of –17.78% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds. The local currency index, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*, reported a loss of –11.69% in U.S. dollar terms for the period ended December 31.

Meanwhile, the J.P. Morgan Index Blend–50% JPM EMBI Global Diversified & 50% JPM GBI-EM Global Diversified*, a 50%/50% blend of the local currency index and the dollar bond market index, returned –14.75%. This index is more reflective of the fund’s strategy.

The fund manages currency positioning by emphasizing bonds issued in particular currencies and through the use of derivatives such as currency forward contracts.

Market overview:

It was a challenging year for emerging

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class F-2 shares)	6.72%	–12.10%	–2.95%	–0.01%	2.10%
American Funds Emerging Markets Bond Fund (Class A shares)	6.63	–12.30	–3.23	–0.27	1.87
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	3.17	–17.78	–5.28	–1.31	0.96
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	3.33	–11.69	–6.11	–2.51	–0.05
Lipper Emerging Markets Hard Currency Debt Funds Average†	4.01	–14.81	–4.38	–1.32	1.15

Past results are not predictive of results in future periods.

*	The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a uniquely weighted emerging market debt benchmark that tracks total returns for U.S. dollar-denominated bonds issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure. The J.P. Morgan Index Blend-50% JPM EMBI Global Diversified & 50% JPM GBI-EM Global Diversified tracks the universe of regularly traded, liquid fixed-rate local and external sovereign debt issued by emerging markets. 50% of the index covers USD-denominated emerging markets sovereign bonds and the remaining 50% has exposure to local government bonds issued by emerging markets countries except India and China, which have capital controls. The indexes are unmanaged, and their results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

markets debt amid relentless interest rate hikes from central banks around the globe. Concerns over a possible recession and soaring prices worsened by Russia’s invasion of Ukraine led to broad-based declines across local and hard currency-denominated bonds.

While some central banks in emerging markets, particularly Latin America, entered the year amid rate-hiking cycles, developed markets were prodded into action by soaring inflation that proved difficult to tame.

The U.S. Federal Reserve began lifting rates from historic lows in March, shifting its rate expectations higher in the ensuing months as it attempted to stem inflation that peaked at 9.1% in June. The Fed announced a total of seven rate hikes for a collective 4.25% over a nine-month period. As a result, the U.S. dollar surged against other currencies.

Central bank actions coupled with recessionary fears led to rising risk premiums and a selloff of duration, a measure of a bond’s sensitivity to interest rate fluctuations. Emerging markets bond funds experienced considerable outflows.

In China, whose economic growth powers other regions, growth was hobbled by the country’s stringent zero-COVID policies as well as troubles within its real estate industry.

Russia’s invasion of Ukraine in February 2022 provided a further downside shock, as the escalation of the conflict upended both countries’ economies and sent tremors throughout the region. Neighboring countries including Hungary, Poland and Romania saw their bonds decline while countries like Egypt, which rely heavily on imports from Russia and Ukraine, also fell.

Inside the portfolio:

While returns were negative for the year, the fund achieved excess returns relative to the J.P. Morgan Index Blend due largely to the strength of its credit selection and ability to utilize the full breadth of the emerging markets debt universe.

Managers maintained a lower exposure to bonds from Poland and Hungary relative to the J.P. Morgan Index Blend, which aided relative returns. Investments in Ukraine, Argentina and Colombia detracted from results.

The fund’s investment in corporate bonds helped relative returns, with holdings concentrated in Latin America-based companies that benefited from the region’s nimble response to rising inflation. The fund has limited exposure to Asian corporates, aiding returns as China struggled with strict lockdown measures.

The fund trimmed holdings of Chinese bonds throughout the year and maintained a lighter position relative to the J.P. Morgan Index Blend, which contributed to relative returns.

Local currency bonds aided relative returns as they delivered stronger results relative to their U.S. dollar-denominated counterparts for the first time in years.

The fund benefited from its higher exposure to the Mexican peso and lower exposure to the weakening Egyptian pound relative to the J.P. Morgan Index Blend. Holdings of the Colombian peso, Russian ruble and an off-benchmark holding of the Ukrainian hryvnia detracted from returns.

The fund utilized forward currency contracts, futures contracts, swaps and credit derivatives to manage the portfolio’s exposure to changes in foreign exchange rates, interest rates and credit risks. These strategies had a slight positive impact on results and ultimately helped to express managers’ convictions more efficiently.

Looking ahead:

Emerging markets investors enter 2023 with renewed clarity on the rate environment, as developed markets have largely priced in rate hikes and several emerging market central banks raise the prospect of a pause or even a reversal in policy.

Central banks in Latin America may begin easing as early as this year. The fund is adding to its holdings in the region as it gets further along in the tightening cycle. We’re also watching the performance of local currency bonds to see if they can sustain their relative outperformance amid a changing landscape for foreign exchange.

China’s reopening, albeit a bumpy process, may provide support for emerging markets amid an uptick in consumption, economic growth and investment. Uncertainty remains around the shifting geopolitical landscape as the war in Ukraine enters its second year.

Recession remains a risk which may lead to rising defaults, but credit selection remains key for capturing excess returns.

Valuations of emerging markets debt appear attractive, and the asset class remains a compelling option for investors with a multi-year investment outlook.

We thank you for making American Funds Emerging Markets Bond Fund part of your portfolio and look forward to reporting to you again in six months’ time.

Sincerely,

Robert H. Neithart

President

February 10, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

2	American Funds Emerging Markets Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared for the period April 22, 2016, to December 31, 2022, with all distributions reinvested.

Fund results shown are for Class F-2 and Class A shares. Class A shares reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update, available on our website.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
[4]	For the period April 22, 2016, commencement of fund operations, through December 31, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2022)

	1 year	5 years	Lifetime (since 4/22/16)

Class F-2 shares	–12.10%	–0.01%	2.10%
Class A shares*	–15.57	–1.02	1.29

*	Assumes payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.67% for Class F-2 shares and 0.96% for Class A shares as of the prospectus dated March 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Investment portfolio December 31, 2022

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	4.35%
AA/Aa	2.42
A/A	14.13
BBB/Baa	32.39
Below investment grade	39.19
Short-term securities & other assets less liabilities	7.52
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.48%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 69.38%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[1]	USD	1,150	$1,034
Abu Dhabi (Emirate of) 3.125% 9/30/2049		2,900	2,154
Angola (Republic of) 9.50% 11/12/2025		1,280	1,320
Angola (Republic of) 8.25% 5/9/2028		1,380	1,262
Angola (Republic of) 8.00% 11/26/2029[1]		4,100	3,609
Angola (Republic of) 8.00% 11/26/2029		1,710	1,505
Angola (Republic of) 8.75% 4/14/2032[1]		500	434
Argentine Republic 0.50% 7/9/2029	EUR	65	18
Argentine Republic 1.00% 7/9/2029	USD	1,290	346
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[2]		59,117	16,091
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[2]		17,394	4,455
Argentine Republic 0% 12/15/2035		600	4
Argentine Republic 1.50% 1/9/2038 (3.00% on 7/9/2023)[2]	EUR	978	272
Bahrain (Kingdom of) 6.125% 8/1/2023	USD	1,000	1,001
Bahrain (Kingdom of) 6.75% 9/20/2029[1]		520	519
Brazil (Federative Republic of) 6.00% 8/15/2024[3]	BRL	20,551	3,864
Brazil (Federative Republic of) 10.00% 1/1/2025		35,898	6,505
Brazil (Federative Republic of) 0% 7/1/2025		55,933	7,883
Brazil (Federative Republic of) 0% 1/1/2026		35,100	4,646
Brazil (Federative Republic of) 6.00% 8/15/2026[3]		35,925	6,883
Brazil (Federative Republic of) 10.00% 1/1/2027		26,019	4,532
Brazil (Federative Republic of) 10.00% 1/1/2029		85,181	14,462
Brazil (Federative Republic of) 6.00% 8/15/2030[3]		18,941	3,577
Brazil (Federative Republic of) 10.00% 1/1/2031		13,000	2,154
Brazil (Federative Republic of) 6.00% 8/15/2050[3]		11,983	2,211
Chile (Republic of) 4.00% 3/1/2023	CLP	570,000	664
Chile (Republic of) 5.00% 10/1/2028		945,000	1,078
Chile (Republic of) 1.90% 9/1/2030[3]		2,003,254	2,401
Chile (Republic of) 4.70% 9/1/2030		1,740,000	1,979
Chile (Republic of) 5.00% 3/1/2035		345,000	403
Chile (Republic of) 3.10% 5/7/2041	USD	2,150	1,552
Chile (Republic of) 4.34% 3/7/2042		1,810	1,536

4	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Chile (Republic of) 4.00% 1/31/2052	USD	200	$155
China (People’s Republic of), Series INBK, 2.36% 7/2/2023	CNY	4,190	603
China (People’s Republic of), Series INBK, 2.26% 2/24/2025		4,190	600
China (People’s Republic of), Series INBK, 2.85% 6/4/2027		3,910	567
China (People’s Republic of), Series INBK, 2.80% 3/24/2029		37,660	5,423
China (People’s Republic of), Series INBK, 2.68% 5/21/2030		31,980	4,542
China (People’s Republic of), Series INBK, 2.69% 8/15/2032		9,750	1,381
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		25,040	3,987
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		15,970	2,347
China (People’s Republic of), Series INBK, 3.32% 4/15/2052		2,070	304
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		19,380	2,841
China Development Bank Corp., Series 1905, 3.48% 1/8/2029		48,950	7,254
Colombia (Republic of) 4.50% 3/15/2029	USD	241	209
Colombia (Republic of) 7.00% 3/26/2031	COP	5,102,400	745
Colombia (Republic of) 3.125% 4/15/2031	USD	1,589	1,185
Colombia (Republic of) 3.25% 4/22/2032		1,053	769
Colombia (Republic of) 8.00% 4/20/2033		3,315	3,329
Colombia (Republic of) 7.375% 9/18/2037		610	574
Colombia (Republic of) 5.625% 2/26/2044		261	193
Colombia (Republic of) 5.00% 6/15/2045		785	537
Colombia (Republic of) 5.20% 5/15/2049		200	137
Colombia (Republic of) 4.125% 5/15/2051		4,850	2,919
Colombia (Republic of), Series B, 6.25% 11/26/2025	COP	10,461,400	1,849
Colombia (Republic of), Series B, 5.75% 11/3/2027		46,743,800	7,314
Colombia (Republic of), Series UVR, 2.25% 4/18/2029[3]		29,036	1,568
Colombia (Republic of), Series B, 7.75% 9/18/2030		3,908,200	608
Colombia (Republic of), Series B, 7.00% 3/26/2031		72,819,600	10,639
Colombia (Republic of), Series B, 7.25% 10/18/2034		14,314,000	1,952
Colombia (Republic of), Series B, 9.25% 5/28/2042		52,389,400	7,832
Colombia (Republic of), Series B, 7.25% 10/26/2050		13,589,500	1,595
Costa Rica (Republic of) 6.125% 2/19/2031	USD	1,315	1,282
Cote d’Ivoire (Republic of) 5.25% 3/22/2030	EUR	1,380	1,253
Cote d’Ivoire (Republic of) 5.875% 10/17/2031		1,745	1,572
Cote d’Ivoire (Republic of) 4.875% 1/30/2032		970	823
Czech Republic 0.45% 10/25/2023	CZK	42,760	1,803
Czech Republic 2.40% 9/17/2025		77,190	3,173
Czech Republic 2.50% 8/25/2028		19,360	746
Development Bank of Kazakhstan 10.75% 2/12/2025	KZT	85,750	162
Development Bank of Kazakhstan 10.95% 5/6/2026		1,563,000	2,716
Development Bank of Kazakhstan 10.95% 5/6/2026		218,500	380
Development Bank of Mongolia, LLC 7.25% 10/23/2023	USD	1,000	898
Dominican Republic 8.90% 2/15/2023	DOP	67,800	1,203
Dominican Republic 6.875% 1/29/2026	USD	1,209	1,223
Dominican Republic 6.875% 1/29/2026[1]		984	995
Dominican Republic 5.95% 1/25/2027[1]		2,300	2,259
Dominican Republic 5.95% 1/25/2027		1,700	1,669
Dominican Republic 5.50% 2/22/2029[1]		1,420	1,312
Dominican Republic 4.50% 1/30/2030[1]		4,988	4,265
Dominican Republic 4.50% 1/30/2030		700	599
Dominican Republic 6.00% 2/22/2033[1]		805	729
Dominican Republic 5.30% 1/21/2041[1]		887	688
Dominican Republic 7.45% 4/30/2044		1,660	1,554
Dominican Republic 6.85% 1/27/2045		800	698
Dominican Republic 6.40% 6/5/2049		580	471
Dominican Republic 5.875% 1/30/2060[1]		2,170	1,600
Dominican Republic 5.875% 1/30/2060		2,040	1,504
Egypt (Arab Republic of) 4.75% 4/16/2026	EUR	7,020	6,271
Egypt (Arab Republic of) 4.75% 4/16/2026		1,550	1,385
Egypt (Arab Republic of) 6.588% 2/21/2028[1]	USD	4,900	4,009
Egypt (Arab Republic of) 5.625% 4/16/2030	EUR	2,690	2,006
Egypt (Arab Republic of) 5.625% 4/16/2030		1,719	1,282
Egypt (Arab Republic of) 7.053% 1/15/2032	USD	300	220
Egypt (Arab Republic of) 7.625% 5/29/2032[1]		3,600	2,677
Egypt (Arab Republic of) 7.625% 5/29/2032		1,800	1,338
Egypt (Arab Republic of) 8.875% 5/29/2050		1,330	904
Egypt (Arab Republic of) 8.75% 9/30/2051		2,742	1,851
Egypt (Arab Republic of) 8.15% 11/20/2059[1]		2,600	1,709

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024	USD	5,675	$3,566
Export-Import Bank of India 3.25% 1/15/2030		2,180	1,894
Export-Import Bank of Korea 4.25% 9/15/2027		805	792
Gabonese Republic 6.95% 6/16/2025		1,048	996
Gabonese Republic 6.625% 2/6/2031[1]		400	329
Gabonese Republic 7.00% 11/24/2031		1,710	1,406
Gabonese Republic 7.00% 11/24/2031[1]		1,170	962
Georgia (Republic of) 2.75% 4/22/2026[1]		1,975	1,795
Ghana (Republic of) 0% 4/7/2025		300	100
Ghana (Republic of) 8.125% 1/18/2026		1,390	570
Ghana (Republic of) 6.375% 2/11/2027		2,260	876
Ghana (Republic of) 7.75% 4/7/2029[1]		1,900	715
Ghana (Republic of) 7.625% 5/16/2029		990	374
Guatemala (Republic of) 6.125% 6/1/2050[1]		1,060	1,001
Honduras (Republic of) 6.25% 1/19/2027		8,010	7,087
Honduras (Republic of) 6.25% 1/19/2027[1]		263	233
Honduras (Republic of) 5.625% 6/24/2030		3,806	3,070
Honduras (Republic of) 5.625% 6/24/2030[1]		2,285	1,843
Hungary (Republic of) 5.00% 2/22/2027	EUR	1,925	2,049
Hungary (Republic of) 2.125% 9/22/2031	USD	810	604
Hungary (Republic of) 2.125% 9/22/2031[1]		680	507
Hungary (Republic of), Series C, 1.50% 8/23/2023	HUF	1,140,000	2,857
Hungary (Republic of), Series B, 3.00% 6/26/2024		478,930	1,132
Hungary (Republic of), Series B, 5.50% 6/24/2025		2,852,500	6,697
Hungary (Republic of), Series A, 6.75% 10/22/2028		94,520	220
Hungary (Republic of), Series A, 3.25% 10/22/2031		297,930	525
Indonesia (Republic of) 4.65% 9/20/2032	USD	2,040	2,001
Indonesia (Republic of) 8.50% 10/12/2035		700	889
Indonesia (Republic of) 6.625% 2/17/2037		500	567
Indonesia (Republic of), Series 63, 5.625% 5/15/2023	IDR	15,500,000	998
Indonesia (Republic of), Series 81, 6.50% 6/15/2025		8,200,000	532
Indonesia (Republic of), Series 59, 7.00% 5/15/2027		42,885,000	2,827
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		74,569,000	4,694
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		49,743,000	3,561
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		45,972,000	3,183
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		66,605,000	4,328
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		34,751,000	2,172
Indonesia (Republic of), Series 73, 8.75% 5/15/2031		28,473,000	2,043
Indonesia (Republic of), Series 91, 6.375% 4/15/2032		12,248,000	758
Indonesia (Republic of), Series 74, 7.50% 8/15/2032		50,000,000	3,329
Israel (State of) 0.15% 7/31/2023	ILS	615	171
Israel (State of) 3.75% 3/31/2024		3,628	1,033
Israel (State of) 0.50% 4/30/2025		3,929	1,038
Israel (State of) 2.875% 3/16/2026	USD	373	356
Kenya (Republic of) 6.875% 6/24/2024		775	716
Kenya (Republic of) 7.25% 2/28/2028[1]		1,725	1,517
Kenya (Republic of) 10.90% 8/11/2031	KES	70,000	535
Kenya (Republic of) 6.30% 1/23/2034[1]	USD	1,830	1,418
Malaysia (Federation of), Series 0313, 3.48% 3/15/2023	MYR	4,096	929
Malaysia (Federation of), Series 0217, 4.059% 9/30/2024		8,000	1,826
Malaysia (Federation of), Series 0115, 3.955% 9/15/2025		6,675	1,523
Malaysia (Federation of), Series 0120, 3.422% 9/30/2027		13,452	2,998
Malaysia (Federation of), Series 0513, 3.733% 6/15/2028		1,870	420
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		15,810	3,565
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		35,030	7,706
Malaysia (Federation of), Series 0415, 4.254% 5/31/2035		10,650	2,429
Malaysia (Federation of), Series 0615, 4.786% 10/31/2035		5,925	1,408
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		24,466	5,915
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		1,500	315
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041		699	158
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		1,094	227
Mdgh Gmtn (Rsc), Ltd. 5.50% 4/28/2033[1]	USD	500	530
Mongolia (State of) 8.75% 3/9/2024		1,250	1,213
Mongolia (State of) 5.125% 4/7/2026		300	260
Mongolia (State of) 3.50% 7/7/2027		200	162
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[2]		5,265	4,054
Namibia (Republic of) 5.25% 10/29/2025		2,000	1,880

6	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Nigeria (Republic of) 8.375% 3/24/2029[1]	USD	1,020	$849
Nigeria (Republic of) 7.625% 11/28/2047		400	259
Oman (Sultanate of) 5.375% 3/8/2027		421	413
Oman (Sultanate of) 4.875% 6/15/2030[1]		1,050	1,021
Oman (Sultanate of) 6.25% 1/25/2031[1]		3,568	3,601
Pakistan (Islamic Republic of) 8.25% 9/30/2025		850	411
Pakistan (Islamic Republic of) 6.00% 4/8/2026[1]		565	227
Panama (Republic of) 7.125% 1/29/2026		710	751
Panama (Republic of) 3.16% 1/23/2030		3,330	2,875
Panama (Republic of) 6.40% 2/14/2035		2,560	2,605
Panama (Republic of) 4.50% 5/15/2047		1,350	1,043
Panama (Republic of) 4.50% 4/16/2050		700	531
Panama (Republic of) 4.30% 4/29/2053		820	595
Panama (Republic of) 4.50% 4/1/2056		673	493
Panama (Republic of) 3.87% 7/23/2060		410	266
Panama (Republic of) 4.50% 1/19/2063		1,970	1,395
Paraguay (Republic of) 5.00% 4/15/2026		200	200
Paraguay (Republic of) 4.95% 4/28/2031		430	417
Paraguay (Republic of) 5.60% 3/13/2048[1]		2,432	2,132
Peru (Republic of) 4.125% 8/25/2027		1,056	1,013
Peru (Republic of) 5.94% 2/12/2029	PEN	4,335	1,047
Peru (Republic of) 6.95% 8/12/2031		3,045	759
Peru (Republic of) 6.15% 8/12/2032		5,252	1,216
Peru (Republic of) 3.00% 1/15/2034	USD	840	664
Peru (Republic of) 5.40% 8/12/2034	PEN	15,139	3,193
Peru (Republic of) 5.40% 8/12/2034		14,811	3,124
Peru (Republic of) 6.85% 2/12/2042		1,082	252
Peru (Republic of) 3.55% 3/10/2051	USD	1,100	787
Peru (Republic of) 2.78% 12/1/2060		1,615	947
PETRONAS Capital, Ltd. 3.50% 4/21/2030[1]		1,000	915
PETRONAS Capital, Ltd. 3.50% 4/21/2030		300	274
Philippines (Republic of) 3.95% 1/20/2040		550	468
Philippines (Republic of) 3.70% 2/2/2042		1,200	986
Philippines (Republic of) 2.95% 5/5/2045		1,687	1,222
Poland (Republic of) 5.75% 11/16/2032		1,795	1,918
Poland (Republic of), Series 1024, 2.25% 10/25/2024	PLN	9,700	2,052
Poland (Republic of), Series 5Y, 3.75% 5/25/2027		61,880	12,463
Poland (Republic of), Series 0727, 2.50% 7/25/2027		40,720	7,748
PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025	USD	2,000	1,971
PT Indonesia Asahan Aluminium Tbk 6.53% 11/15/2028		264	267
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030		300	286
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050		300	252
Qatar (State of) 3.75% 4/16/2030[1]		1,000	971
Qatar (State of) 4.40% 4/16/2050[1]		2,900	2,661
Republika Srpska 4.75% 4/27/2026	EUR	959	937
Romania 3.65% 7/28/2025	RON	6,200	1,238
Romania 5.00% 9/27/2026	EUR	510	551
Romania 2.50% 10/25/2027	RON	900	156
Romania 6.625% 9/27/2029	EUR	1,050	1,132
Romania 1.75% 7/13/2030		3,000	2,242
Romania 2.124% 7/16/2031		1,000	740
Romania 2.00% 4/14/2033		1,760	1,212
Romania 3.75% 2/7/2034		445	357
Russian Federation 7.00% 1/25/2023[4,5]	RUB	49,732	229
Russian Federation 8.15% 2/3/2027[4,5]		415,049	1,913
Russian Federation 4.375% 3/21/2029[1,4]	USD	1,200	492
Russian Federation 6.90% 7/23/2031[4]	RUB	400,198	1,736
Russian Federation 8.50% 9/17/2031[4]		186,258	808
Russian Federation 7.70% 3/23/2033[4]		58,371	253
Russian Federation 7.25% 5/10/2034[4]		184,200	799
Russian Federation 5.10% 3/28/2035[4]	USD	5,800	2,378
Russian Federation 6.10% 7/18/2035[4]	RUB	425,804	1,848
Russian Federation 5.25% 6/23/2047[4]	USD	5,400	2,214
Saudi Arabia (Kingdom of) 5.50% 10/25/2032[1]		3,350	3,548
Saudi Arabia (Kingdom of) 4.625% 10/4/2047		2,400	2,154
Saudi Arabia (Kingdom of) 3.45% 2/2/2061		1,600	1,150
Senegal (Republic of) 4.75% 3/13/2028	EUR	2,960	2,743

American Funds Emerging Markets Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Senegal (Republic of) 4.75% 3/13/2028	EUR	1,140	$1,056
Senegal (Republic of) 5.375% 6/8/2037		1,000	723
Senegal (Republic of) 6.75% 3/13/2048	USD	1,700	1,207
South Africa (Republic of) 2.00% 1/31/2025[3]	ZAR	26,766	1,519
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030		421,700	22,132
South Africa (Republic of), Series R-213, 7.00% 2/28/2031		80,487	3,826
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032		57,044	2,864
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		204,090	10,129
South Africa (Republic of), Series R-2037, 8.50% 1/31/2037		73,130	3,416
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		26,872	1,280
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		8,700	321
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		135,414	6,231
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[4]	USD	1,982	629
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[4]		3,100	1,015
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[4]		2,745	886
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[1,4]		1,350	432
Sri Lanka (Democratic Socialist Republic of) 6.20% 5/11/2027[1,4]		2,500	798
Sri Lanka (Democratic Socialist Republic of) 6.20% 5/11/2027[4]		300	96
Sri Lanka (Democratic Socialist Republic of) 6.75% 4/18/2028[4]		250	80
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[4]		750	239
Thailand (Kingdom of) 3.625% 6/16/2023	THB	22,337	652
Thailand (Kingdom of) 3.85% 12/12/2025		136,000	4,167
Thailand (Kingdom of) 1.00% 6/17/2027		24,371	676
Thailand (Kingdom of) 2.875% 12/17/2028		42,750	1,291
Thailand (Kingdom of) 2.00% 12/17/2031		63,400	1,765
Thailand (Kingdom of) 3.30% 6/17/2038		5,688	167
Thailand (Kingdom of) 2.00% 6/17/2042		54,600	1,274
Tunisia (Republic of) 6.75% 10/31/2023	EUR	8,501	7,674
Tunisia (Republic of) 5.625% 2/17/2024		5,913	4,989
Tunisia (Republic of) 5.75% 1/30/2025	USD	465	324
Tunisia (Republic of) 6.375% 7/15/2026	EUR	2,300	1,561
Tunisia (Republic of) 6.375% 7/15/2026		1,300	882
Turkey (Republic of) 6.375% 10/14/2025	USD	1,035	996
Turkey (Republic of) 4.25% 4/14/2026		1,270	1,135
Turkey (Republic of) 4.875% 10/9/2026		2,000	1,797
Turkey (Republic of) 6.50% 9/20/2033		900	752
Turkey (Republic of) 6.00% 1/14/2041		400	291
Ukraine 15.97% 4/19/2023[5]	UAH	62,660	1,273
Ukraine 10.00% 8/23/2023		31,600	512
Ukraine 16.00% 9/27/2023[5]		13,980	227
Ukraine 11.67% 11/22/2023		5,804	95
Ukraine 7.75% 9/1/2024[4]	USD	1,600	398
Ukraine 15.84% 2/26/2025	UAH	91,375	1,533
Ukraine 8.994% 2/1/2026[4]	USD	5,523	1,236
Ukraine 7.75% 9/1/2027[4]		1,200	259
Ukraine 6.75% 6/20/2028	EUR	2,072	411
Ukraine 6.876% 5/21/2031[1,4]	USD	1,800	347
Ukraine 4.375% 1/27/2032	EUR	700	123
Ukraine 7.253% 3/15/2035[4]	USD	2,012	381
Ukraine 7.253% 3/15/2035[1,4]		1,700	322
Ukraine 0% 5/31/2041[6]		1,661	482
United Mexican States 0% 10/3/2024	MXN	11,500	490
United Mexican States 4.50% 12/4/2025[3]		177,862	9,080
United Mexican States 2.75% 11/27/2031[3]		23,722	1,089
United Mexican States 4.875% 5/19/2033	USD	1,075	989
United Mexican States 4.50% 1/31/2050		1,017	776
United Mexican States 4.40% 2/12/2052		883	652
United Mexican States 3.75% 4/19/2071		1,590	994
United Mexican States 5.75% 10/12/2110		1,684	1,423
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	17,870	920
United Mexican States, Series M, 5.75% 3/5/2026		146,000	6,786
United Mexican States, Series M, 7.50% 6/3/2027		104,505	5,060
United Mexican States, Series M20, 8.50% 5/31/2029		328,100	16,388
United Mexican States, Series M, 7.75% 5/29/2031		163,391	7,766
United Mexican States, Series M30, 10.00% 11/20/2036		23,500	1,292
United Mexican States, Series M, 7.75% 11/13/2042		2,090	94
United Mexican States, Series M, 8.00% 11/7/2047		23,513	1,077

8	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Uruguay (Oriental Republic of) 4.375% 12/15/2028[3]	UYU	51	$1
Uruguay (Oriental Republic of) 3.875% 7/2/2040[3]		68,016	1,752
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[4]	USD	3,335	292
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[4]		1,546	135
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[4]		450	39
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[4]		155	14
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[4]		2,100	200
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[4]		769	69
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[4]		155	12
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[4]		3,393	271
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[4]		2,293	161
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[4]		267	25
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[4]		210	17
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[4]		377	34
			605,064

Corporate bonds, notes & loans 18.75%
Energy 4.59%
AI Candelaria (Spain), SLU 5.75% 6/15/2033[1]		2,250	1,715
AI Candelaria (Spain), SLU 5.75% 6/15/2033		250	190
Ecopetrol SA 5.875% 5/28/2045		457	319
GeoPark, Ltd. 5.50% 1/17/2027		500	431
Guara Norte SARL 5.198% 6/15/2034[1]		2,557	2,167
MV24 Capital BV 6.748% 6/1/2034[1]		1,474	1,350
MV24 Capital BV 6.748% 6/1/2034		942	863
Odebrecht Drilling Norbe 7.72% PIK 12/1/2026[7]		8,569	2,292
Oleoducto Central SA 4.00% 7/14/2027[1]		3,050	2,696
Petróleos Mexicanos 7.19% 9/12/2024	MXN	46,570	2,217
Petróleos Mexicanos 7.19% 9/12/2024		30,159	1,435
Petróleos Mexicanos 6.875% 10/16/2025	USD	730	716
Petróleos Mexicanos 6.875% 8/4/2026		1,849	1,750
Petróleos Mexicanos 7.47% 11/12/2026	MXN	71,690	3,138
Petróleos Mexicanos 6.49% 1/23/2027	USD	740	676
Petróleos Mexicanos 5.95% 1/28/2031		1,820	1,382
Petróleos Mexicanos 6.70% 2/16/2032		693	546
Petróleos Mexicanos 6.75% 9/21/2047		4,550	2,913
Petróleos Mexicanos 7.69% 1/23/2050		6,750	4,686
Petróleos Mexicanos 6.95% 1/28/2060		4,265	2,706
Petron Corp. 4.60% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.769% on 7/19/2023)[2]		200	177
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		500	476
PTT Exploration and Production PCL 2.587% 6/10/2027[1]		278	247
PTT Exploration and Production PCL 2.587% 6/10/2027		200	178
PTT Exploration and Production PCL 2.993% 1/15/2030		228	198
Qatar Petroleum 3.125% 7/12/2041[1]		2,995	2,313
Qatar Petroleum 3.30% 7/12/2051[1]		2,710	2,008
Sinopec Group Overseas Development (2018), Ltd. 2.30% 1/8/2031[1]		250	210
			39,995

Financials 3.90%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[2]	EUR	2,000	1,666
Banco de Crédito del Perú 3.25% 9/30/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.45% on 9/30/2026)[1,2]	USD	2,955	2,602
Bangkok Bank PCL 4.45% 9/19/2028[1]		900	860
Bangkok Bank PCL 9.025% 3/15/2029		348	386
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[2]		4,456	3,733
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		272	213
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		1,470	1,128
HDFC Bank, Ltd. 8.10% 3/22/2025	INR	60,000	719
HSBC Holdings PLC 7.39% 11/3/2028 (USD-SOFR + 7.39% on 11/3/2027)[2]	USD	2,000	2,106
HSBC Holdings PLC 8.113% 11/3/2033 (USD-SOFR + 4.25% on 11/3/2032)[2]		1,900	2,016
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		800	699
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[6]		2,579	2,571
Huarong Finance 2019 Co., Ltd. 3.75% 5/29/2024		200	190
Huarong Finance 2019 Co., Ltd. 3.25% 11/13/2024		200	185
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[6]		204	192

American Funds Emerging Markets Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance 2019 Co., Ltd. 4.50% 5/29/2029	USD	200	$166
Huarong Finance 2019 Co., Ltd. 3.875% 11/13/2029		858	679
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		500	474
Huarong Finance II Co., Ltd. 5.00% 11/19/2025		200	185
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		2,106	1,861
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		200	179
ICBCIL Finance Co., Ltd. 3.625% 11/15/2027		654	614
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[2]		5,400	4,759
Keb Hana Bank 3.25% 3/30/2027[1]		1,265	1,180
Keb Hana Bank 3.25% 3/30/2027		200	187
Power Financial Corp., Ltd. 3.90% 9/16/2029		500	442
Power Financial Corp., Ltd. 3.95% 4/23/2030		200	176
Shriram Transport Finance Co., Ltd. 4.40% 3/13/2024[1]		1,146	1,104
Vigorous Champion International, Ltd. 4.25% 5/28/2029		1,950	1,753
Xiaomi Best Time International, Ltd. 2.875% 7/14/2031[1]		415	301
Xiaomi Best Time International, Ltd. 4.10% 7/14/2051[1]		1,120	652
			33,978

Utilities 2.67%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[1]		3,295	2,870
AES Panama Generation Holdings SRL 4.375% 5/31/2030		200	174
Alfa Desarrollo SpA 4.55% 9/27/2051[1]		1,116	850
Azure Power Energy, Ltd. 3.575% 8/19/2026[1]		186	144
Empresas Publicas de Medellin ESP 8.375% 11/8/2027	COP	10,000,000	1,551
Empresas Publicas de Medellin ESP 8.375% 11/8/2027		3,744,000	581
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[1]	USD	1,602	1,274
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[1]		960	748
Enel Chile SA 4.875% 6/12/2028		1,701	1,661
Enersis Américas SA 4.00% 10/25/2026		215	205
Enfragen Energia Sur SA 5.375% 12/30/2030		3,609	2,531
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[1]		1,510	1,317
ENN Energy Holdings, Ltd. 2.625% 9/17/2030[1]		1,260	1,023
Greenko Investment Co. 4.875% 8/16/2023[1]		600	589
Instituto Costarricense de Electricidad 6.75% 10/7/2031		2,295	2,213
Investment Energy Resources, Ltd. 6.25% 4/26/2029[1]		2,985	2,858
Korea Electric Power Corp. 4.00% 6/14/2027[1]		200	190
Light Servicos de Eletricidade SA 4.375% 6/18/2026[1]		1,500	1,253
ReNew Power Private, Ltd. 5.875% 3/5/2027[1]		1,300	1,250
			23,282

Materials 2.33%
Alpek, SAB de CV, 3.25% 2/25/2031[1]		2,175	1,816
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[2]		569	545
Braskem Idesa SAPI 7.45% 11/15/2029[1]		381	301
Braskem Idesa SAPI 6.99% 2/20/2032[1]		4,230	3,028
Braskem Idesa SAPI 6.99% 2/20/2032		600	429
Braskem Netherlands Finance BV 4.50% 1/10/2028		1,000	899
CAP SA 3.90% 4/27/2031		200	156
CSN Islands XI Corp. 6.75% 1/28/2028		300	287
CSN Resources SA 7.625% 4/17/2026		400	400
CSN Resources SA 5.875% 4/8/2032[1]		1,610	1,350
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		309	301
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		632	599
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		320	301
Fresnillo PLC 4.25% 10/2/2050[1]		2,760	2,178
GC Treasury Center Co., Ltd. 2.98% 3/18/2031[1]		375	303
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[1]		1,986	1,764
Gran Colombia Gold Corp. 6.875% 8/9/2026[1]		1,760	1,383
Industrias Peñoles, SAB de CV, 4.75% 8/6/2050[1]		455	377
Sasol Financing USA, LLC 4.375% 9/18/2026		4,410	3,909
			20,326

10	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 1.97%
BOC Aviation, Ltd. 3.00% 9/11/2029	USD	600	$521
BOC Aviation, Ltd. 2.625% 9/17/2030		200	166
Hidrovias International Finance SARL 4.95% 2/8/2031[1]		3,847	2,854
Hidrovias International Finance SARL 4.95% 2/8/2031		691	513
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[1]		520	506
Lima Metro Line 2 Finance, Ltd. 4.35% 4/5/2036[1]		927	825
Mexico City Airport Trust 4.25% 10/31/2026		1,800	1,720
Mexico City Airport Trust 3.875% 4/30/2028		500	458
Mexico City Airport Trust 5.50% 10/31/2046		1,609	1,242
Mexico City Airport Trust 5.50% 7/31/2047		2,828	2,184
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[1]		3,635	3,299
Rutas 2 and 7 Finance, Ltd. 0% 9/30/2036[1]		2,632	1,663
Rutas 2 and 7 Finance, Ltd. 0% 9/30/2036		1,400	885
Simpar SA 5.20% 1/26/2031		200	152
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[1]		300	231
			17,219

Consumer staples 1.08%
InRetail Consumer 3.25% 3/22/2028[1]		2,730	2,351
MARB BondCo PLC 3.95% 1/29/2031[1]		1,500	1,154
Marfrig Global Foods SA 3.95% 1/29/2031		700	539
Minerva Luxembourg SA 4.375% 3/18/2031[1]		400	329
Natura Cosmeticos SA 4.125% 5/3/2028[1]		1,320	1,079
NBM US Holdings, Inc. 7.00% 5/14/2026		250	249
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		3,574	2,976
PT Indofood CBP Sukses Makmur Tbk 3.541% 4/27/2032		400	330
PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051		565	418
			9,425

Consumer discretionary 1.03%
Arcos Dorados BV 6.125% 5/27/2029[1]		1,100	1,068
Meituan Dianping 3.05% 10/28/2030[1]		3,150	2,432
Melco International Development, Ltd. 4.875% 6/6/2025[1]		850	782
Melco International Development, Ltd. 4.875% 6/6/2025		400	368
Melco International Development, Ltd. 5.375% 12/4/2029[1]		2,455	1,974
MercadoLibre, Inc. 3.125% 1/14/2031		1,142	884
MGM China Holdings, Ltd. 5.375% 5/15/2024		300	290
Sands China, Ltd. 2.80% 3/8/2027[2]		300	257
Wynn Macau, Ltd. 5.50% 1/15/2026[1]		1,000	919
			8,974

Communication services 0.43%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		1,053	702
Globo Comunicação e Participações SA 4.875% 1/22/2030[1]		1,500	1,259
PLDT, Inc. 2.50% 1/23/2031		200	157
Tencent Holdings, Ltd. 2.39% 6/3/2030		500	408
Tencent Holdings, Ltd. 3.68% 4/22/2041		400	295
Tencent Holdings, Ltd. 3.24% 6/3/2050[1]		900	571
Tencent Holdings, Ltd. 3.24% 6/3/2050		400	253
Tencent Holdings, Ltd. 3.84% 4/22/2051		200	142
			3,787

Health care 0.27%
Rede D’Or Finance SARL 4.95% 1/17/2028		205	190
Rede D’Or Finance SARL 4.50% 1/22/2030		2,500	2,155
			2,345

Real estate 0.26%
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[1]		1,435	1,154
FibraSOMA 4.375% 7/22/2031[1]		1,430	1,071
			2,225

Municipals 0.17%
Aeropuerto International de Tocume SA 4.00% 8/11/2041[1]		700	578
Aeropuerto International de Tocume SA 5.125% 8/11/2061[1]		1,140	937
			1,515

American Funds Emerging Markets Bond Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.05%
SK hynix, Inc. 2.375% 1/19/2031[1]	USD	400	$294
TSMC Global, Ltd. 2.25% 4/23/2031[1]		200	162
			456

Total corporate bonds, notes & loans			163,527

U.S. Treasury bonds & notes 4.08%
U.S. Treasury 2.87%
U.S. Treasury 4.50% 11/15/2025		15,000	15,095
U.S. Treasury 3.25% 6/30/2027[8]		2,000	1,935
U.S. Treasury 3.875% 11/30/2029[8]		7,000	6,954
U.S. Treasury 2.875% 5/15/2032		1,150	1,060
			25,044

U.S. Treasury inflation-protected securities 1.21%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[3]		4,253	4,139
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[3,8]		6,860	6,392
			10,531

Total U.S. Treasury bonds & notes			35,575

Federal agency bonds & notes 0.27%
Korea Development Bank 4.25% 9/8/2032		2,270	2,153
Korea National Oil Corp. 2.625% 4/18/2032		200	162
			2,315

Total bonds, notes & other debt instruments (cost: $939,162,000)			806,481

Short-term securities 5.57%		Shares
Money market investments 5.57%
Capital Group Central Cash Fund 4.31%[9,10]		486,190	48,614

Total short-term securities (cost: $48,614,000)			48,614
Total investment securities 98.05% (cost: $987,776,000)			855,095
Other assets less liabilities 1.95%			16,994

Net assets 100.00%			$872,089

Futures contracts

						Value and
						unrealized
						appreciation
				Notional		(depreciation)
		Number of		amount		at 12/31/2022
Contracts	Type	contracts	Expiration	(000)		(000)
2 Year U.S. Treasury Note Futures	Long	9	March 2023	USD	1,846	$2
5 Year U.S. Treasury Note Futures	Short	165	March 2023		(17,808)	59
10 Year Euro-Bund Futures	Short	18	March 2023		(2,561)	165
10 Year Ultra U.S. Treasury Note Futures	Short	7	March 2023		(828)	7
10 Year U.S. Treasury Note Futures	Short	26	March 2023		(2,920)	27
20 Year U.S. Treasury Bond Futures	Long	7	March 2023		877	(17)
30 Year Ultra U.S. Treasury Bond Futures	Long	87	March 2023		11,685	(79)
						$164

12	American Funds Emerging Markets Bond Fund

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation )
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
HUF	432,079	USD	1,102	JPMorgan Chase	1/3/2023	$55
PLN	11,471	USD	2,566	JPMorgan Chase	1/3/2023	52
ZAR	11,817	USD	696	Morgan Stanley	1/3/2023	(1)
USD	1,374	MXN	26,821	JPMorgan Chase	1/3/2023	(2)
USD	1,150	HUF	432,079	Bank of New York Mellon	1/3/2023	(6)
USD	2,610	PLN	11,471	UBS AG	1/3/2023	(8)
MXN	26,821	USD	1,387	Goldman Sachs	1/3/2023	(11)
USD	673	ZAR	11,817	JPMorgan Chase	1/3/2023	(22)
KRW	767,232	USD	588	HSBC Bank	1/6/2023	22
CLP	322,000	USD	364	JPMorgan Chase	1/6/2023	15
COP	1,684,428	USD	353	JPMorgan Chase	1/6/2023	(6)
USD	161	CLP	151,215	Barclays Bank PLC	1/6/2023	(17)
KRW	5,317,690	USD	4,086	Bank of America	1/9/2023	138
CLP	490,947	USD	549	Citibank	1/9/2023	29
USD	646	IDR	9,992,860	Citibank	1/9/2023	4
USD	1,358	BRL	7,183	Citibank	1/9/2023	— [11]
IDR	6,407,333	USD	414	Citibank	1/9/2023	(2)
USD	339	PEN	1,297	JPMorgan Chase	1/9/2023	(3)
USD	352	ZAR	6,164	Bank of New York Mellon	1/9/2023	(11)
USD	2,216	ILS	7,560	BNP Paribas	1/10/2023	64
PLN	9,260	USD	2,055	UBS AG	1/10/2023	57
HUF	189,800	USD	478	UBS AG	1/10/2023	29
MXN	22,734	USD	1,144	Goldman Sachs	1/10/2023	20
ZAR	9,900	USD	570	JPMorgan Chase	1/10/2023	12
CZK	8,200	USD	354	Goldman Sachs	1/10/2023	9
THB	19,090	USD	548	JPMorgan Chase	1/10/2023	6
MYR	410	USD	93	Standard Chartered Bank	1/10/2023	1
USD	544	THB	19,090	Morgan Stanley	1/10/2023	(10)
THB	250,000	USD	7,209	Citibank	1/11/2023	45
THB	223,300	USD	6,439	Citibank	1/11/2023	40
CZK	42,520	USD	1,845	Bank of America	1/11/2023	35
THB	46,440	USD	1,339	Citibank	1/11/2023	8
THB	37,500	USD	1,081	Citibank	1/11/2023	7
THB	31,868	USD	919	Citibank	1/11/2023	6
USD	695	MXN	13,478	JPMorgan Chase	1/11/2023	5
MYR	4,700	USD	1,070	JPMorgan Chase	1/11/2023	4
USD	1,209	CNH	8,400	Citibank	1/11/2023	(5)
USD	908	THB	31,868	Morgan Stanley	1/11/2023	(16)
USD	2,060	ZAR	35,570	UBS AG	1/11/2023	(31)
ZAR	45,925	USD	2,667	Bank of America	1/12/2023	32
EUR	1,152	USD	1,214	Goldman Sachs	1/12/2023	21
USD	330	EUR	310	Barclays Bank PLC	1/12/2023	(2)
USD	2,934	CNH	20,370	Morgan Stanley	1/12/2023	(12)
USD	2,542	EUR	2,414	Goldman Sachs	1/12/2023	(44)
CZK	87,510	USD	3,778	Goldman Sachs	1/13/2023	91
USD	3,093	COP	14,874,701	Citibank	1/13/2023	34
ZAR	8,282	USD	476	Morgan Stanley	1/13/2023	11
CNH	15,600	USD	2,247	JPMorgan Chase	1/13/2023	9
CNH	13,200	USD	1,902	Morgan Stanley	1/13/2023	7
MYR	2,221	USD	503	JPMorgan Chase	1/13/2023	5
EUR	314	USD	332	JPMorgan Chase	1/13/2023	4
IDR	14,585,500	USD	936	JPMorgan Chase	1/13/2023	2
USD	60	MXN	1,193	Goldman Sachs	1/13/2023	(1)
USD	798	EUR	750	Barclays Bank PLC	1/13/2023	(5)
USD	1,614	CNH	11,200	JPMorgan Chase	1/13/2023	(7)
USD	995	ZAR	17,312	Morgan Stanley	1/13/2023	(22)
USD	1,644	PLN	7,400	Barclays Bank PLC	1/13/2023	(43)
USD	9,814	MXN	195,010	UBS AG	1/13/2023	(166)
USD	23,050	EUR	21,814	JPMorgan Chase	1/13/2023	(324)
PLN	19,175	USD	4,289	BNP Paribas	1/17/2023	81
EGP	5,800	USD	213	Morgan Stanley	1/17/2023	12
ZAR	1,144	USD	65	Morgan Stanley	1/17/2023	2

American Funds Emerging Markets Bond Fund	13

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
MXN	259,213	USD	13,067	BNP Paribas	1/20/2023	$180
EUR	2,649	USD	2,791	JPMorgan Chase	1/20/2023	49
EUR	109	USD	116	Bank of New York Mellon	1/20/2023	1
USD	80	CNH	555	HSBC Bank	1/20/2023	(1)
USD	254	MXN	5,035	BNP Paribas	1/20/2023	(3)
USD	13,507	EUR	12,821	JPMorgan Chase	1/20/2023	(238)
CZK	40,000	USD	1,734	UBS AG	1/23/2023	34
PLN	7,300	USD	1,651	JPMorgan Chase	1/23/2023	11
USD	262	COP	1,262,473	Morgan Stanley	1/23/2023	3
USD	87	PEN	335	Citibank	1/23/2023	(1)
USD	161	BRL	862	Citibank	1/23/2023	(2)
USD	1,067	EUR	1,000	Citibank	1/23/2023	(6)
USD	515	BRL	2,773	Morgan Stanley	1/23/2023	(8)
USD	2,024	EUR	1,910	Bank of America	1/23/2023	(25)
USD	2,427	HUF	930,100	Morgan Stanley	1/25/2023	(46)
USD	597	PLN	2,835	Morgan Stanley	1/25/2023	(48)
USD	2,185	PLN	10,045	Goldman Sachs	1/25/2023	(103)
USD	1,888	PLN	9,480	Bank of New York Mellon	1/25/2023	(271)
HUF	930,100	USD	2,814	BNP Paribas	1/25/2023	(341)
PLN	40,100	USD	9,579	Goldman Sachs	1/25/2023	(448)
USD	1,381	MXN	26,821	Goldman Sachs	1/27/2023	12
PLN	11,471	USD	2,605	UBS AG	1/27/2023	7
HUF	432,079	USD	1,142	Bank of New York Mellon	1/27/2023	6
USD	695	ZAR	11,817	Morgan Stanley	1/27/2023	1
CZK	100,000	USD	4,320	BNP Paribas	2/3/2023	95
PLN	21,000	USD	5,123	BNP Paribas	2/3/2023	(345)
USD	3,741	ZAR	60,000	Goldman Sachs	2/7/2023	223
ZAR	60,000	USD	3,748	Citibank	2/7/2023	(230)
MYR	3,630	USD	822	JPMorgan Chase	3/23/2023	11
THB	28,350	USD	827	Bank of America	3/23/2023	1
THB	50,958	USD	1,475	Morgan Stanley	6/9/2023	25
PLN	12,550	USD	2,528	JPMorgan Chase	8/31/2023	275
						$(985)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.75%	Annual	6-month PLN-WIBOR	Semi-annual	11/14/2024	PLN 22,800	$55	$—	$55
6.63%	28-day	28-day MXN-TIIE	28-day	6/23/2026	MXN 115,400	(417)	—	(417)
6.44%	28-day	28-day MXN-TIIE	28-day	7/24/2026	20,650	(82)	—	(82)
7.28%	28-day	28-day MXN-TIIE	28-day	9/30/2026	13,000	(35)	—	(35)
7.24%	28-day	28-day MXN-TIIE	28-day	10/2/2026	13,000	(36)	—	(36)
11.50%	Annual	6-month HUF-BUBOR	Semi-annual	11/11/2027	HUF310,500	7	—	7
7.18%	28-day	28-day MXN-TIIE	28-day	9/9/2031	MXN122,990	(586)	—	(586)
						$(1,094)	$—	$(1,094)

14	American Funds Emerging Markets Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	Amount (000)	12/31/2022 (000)	Paid (000)	at 12/31/2022 (000)
11.46%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	BRL2,913	$(19)	$—	$(19)
11.97%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	8,220	(34)	—	(34)
11.46%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2026	8,111	(53)	—	(53)
11.15%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	8,195	(67)	—	(67)
11.415%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/4/2027	17,678	(144)	—	(144)
							$(317)	$—	$(317)

Investments in affiliates10

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 5.57%
Money market investments 5.57%
Capital Group Central Cash Fund 4.31%[9]	$79,393	$609,165	$639,920	$(17)	$(7)	$48,614	$895

Restricted security12

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
NBM US Holdings, Inc. 7.00% 5/14/2026	8/4/2021	$256	$249	.03%

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $130,445,000, which represented 14.96% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Value determined using significant unobservable inputs.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,011,000, which represented .35% of the net assets of the fund.
[9]	Rate represents the seven-day yield at 12/31/2022.
[10]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[11]	Amount less than one thousand.
[12]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $249,000, which represented .03% of the net assets of the fund.

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	15

Key to abbreviations

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EGP = Egyptian pounds

EUR = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

KES = Kenyan shilling

KRW = South Korean won

KZT = Kazakhstani tenge

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

UYU = Uruguayan pesos

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

16	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2022
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $939,162)	$806,481
Affiliated issuers (cost: $48,614)	48,614	$855,095
Cash		136
Cash denominated in currencies other than U.S. dollars (cost: $1,587)		1,435
Unrealized appreciation on open forward currency contracts		1,908
Receivables for:
Sales of fund’s shares	2,894
Dividends and interest	17,019
Variation margin on futures contracts	39
Variation margin on centrally cleared swap contracts	16
Other	668	20,636
		879,210
Liabilities:
Unrealized depreciation on open forward currency contracts		2,893
Bilateral interest rate swaps, at value		317
Payables for:
Purchases of investments	194
Repurchases of fund’s shares	2,724
Dividends on fund’s shares	187
Investment advisory services	336
Services provided by related parties	70
Trustees’ deferred compensation	9
Variation margin on futures contracts	55
Variation margin on centrally cleared swap contracts	71
Non-U.S. taxes	231
Other	34	3,911
Net assets at December 31, 2022		$872,089

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,187,524
Total accumulated loss		(315,435)
Net assets at December 31, 2022		$872,089

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	17

Financial statements (continued)

Statement of assets and liabilities at December 31, 2022 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (114,918 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$270,111	35,594	$7.59
Class C	16,414	2,163	7.59
Class T	7	1	7.59
Class F-1	11,716	1,544	7.59
Class F-2	168,680	22,227	7.59
Class F-3	248,210	32,708	7.59
Class 529-A	7,687	1,013	7.59
Class 529-C	540	71	7.59
Class 529-E	511	67	7.59
Class 529-T	11	1	7.59
Class 529-F-1	9	1	7.59
Class 529-F-2	5,933	782	7.59
Class 529-F-3	9	1	7.59
Class R-1	170	22	7.59
Class R-2	1,536	203	7.59
Class R-2E	112	15	7.59
Class R-3	1,624	214	7.59
Class R-4	755	99	7.59
Class R-5E	690	91	7.59
Class R-5	825	109	7.59
Class R-6	136,539	17,992	7.59

Refer to the notes to financial statements.

18	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers (net of non-U.S. taxes of $384)	$75,908
Dividends (includes $895 from affiliates)	915	$76,823
Fees and expenses*:
Investment advisory services	5,232
Distribution services	1,001
Transfer agent services	976
Administrative services	315
529 plan services	9
Reports to shareholders	114
Registration statement and prospectus	265
Trustees’ compensation	4
Auditing and legal	121
Custodian	189
Other	29
Total fees and expenses before reimbursement	8,255
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	92
Total fees and expenses after reimbursement		8,163
Net investment income		68,660

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $174):
Unaffiliated issuers	(176,087)
Affiliated issuers	(17)
Futures contracts	1,802
Forward currency contracts	2,169
Swap contracts	(224)
Currency transactions	(3,063)	(175,420)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(89,642)
Affiliated issuers	(7)
Futures contracts	(6)
Forward currency contracts	(769)
Swap contracts	(998)
Currency translations	715	(90,707)
Net realized loss and unrealized depreciation		(266,127)

Net decrease in net assets resulting from operations		$(197,467)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	19

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2022	2021
Operations:
Net investment income	$68,660	$69,150
Net realized loss	(175,420)	(14,785)
Net unrealized depreciation	(90,707)	(106,528)
Net decrease in net assets resulting from operations	(197,467)	(52,163)

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(63,536)	(57,875)
Return of capital	(12,328)	(10,842)
Total distributions paid or accrued and return of capital paid to shareholders	(75,864)	(68,717)

Net capital share transactions	(325,113)	322,345

Total (decrease) increase in net assets	(598,444)	201,465

Net assets:
Beginning of year	1,470,533	1,269,068
End of year	$872,089	$1,470,533

Refer to the notes to financial statements.

20	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Emerging Markets Bond Fund	21

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions as a return of capital for tax purposes.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets

22	American Funds Emerging Markets Bond Fund

outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$601,422	$3,642	$605,064
Corporate bonds, notes & loans	—	163,527	—	163,527
U.S. Treasury bonds & notes	—	35,575	—	35,575
Federal agency bonds & notes	—	2,315	—	2,315
Short-term securities	48,614	—	—	48,614
Total	$48,614	$802,839	$3,642	$855,095

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$260	$—	$—	$260
Unrealized appreciation on open forward currency contracts	—	1,908	—	1,908
Unrealized appreciation on centrally cleared interest rate swaps	—	62	—	62
Liabilities:
Unrealized depreciation on futures contracts	(96)	—	—	(96)
Unrealized depreciation on open forward currency contracts	—	(2,893)	—	(2,893)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,156)	—	(1,156)
Unrealized depreciation on bilateral interest rate swaps	—	(317)	—	(317)
Total	$164	$(2,396)	$—	$(2,232)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

American Funds Emerging Markets Bond Fund	23

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

24	American Funds Emerging Markets Bond Fund

Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Emerging Markets Bond Fund	25

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $70,764,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $238,219,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

26	American Funds Emerging Markets Bond Fund

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $23,501,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. As of December 31, 2022, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $7,000,000.

American Funds Emerging Markets Bond Fund	27

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$260	Unrealized depreciation*	$96
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,908	Unrealized depreciation on open forward currency contracts	2,893
Swap (centrally cleared)	Interest	Unrealized appreciation*	62	Unrealized depreciation*	1,156
Swap (bilateral)	Interest	Bilateral interest rate swaps, at value	—	Bilateral interest rate swaps, at value	317
			$2,230		$4,462

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,802	Net unrealized depreciation on futures contracts	$(6)
Forward currency	Currency	Net realized gain on forward currency contracts	2,169	Net unrealized depreciation on forward currency contracts	(769)
Swap	Interest	Net realized gain on swap contracts	154	Net unrealized depreciation on swap contracts	(998)
Swap	Credit	Net realized loss on swap contracts	(378)	Net unrealized appreciation on swap contracts	—
			$3,747		$(1,773)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts and bilateral interest rate swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

28	American Funds Emerging Markets Bond Fund

The following table presents the fund’s forward currency contracts and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$206	$(25)	$—	$—	$181
Bank of New York Mellon	7	(7)	—	—	—
BNP Paribas	420	(420)	—	—	—
Citibank	173	(173)	—	—	—
Goldman Sachs	376	(376)	—	—	—
HSBC Bank	21	(1)	—	—	20
JPMorgan Chase	516	(516)	—	—	—
Morgan Stanley	61	(61)	—	—	—
Standard Chartered Bank	1	—	—	—	1
UBS AG	127	(127)	—	—	—
Total	$1,908	$(1,706)	$—	$—	$202
Liabilities:
Bank of America	$25	$(25)	$—	$—	$—
Bank of New York Mellon	287	(7)	(222)	—	58
Barclays Bank PLC	187	—	—	—	187
BNP Paribas	886	(421)	(465)	—	—
Citibank	247	(173)	(74)	—	—
Goldman Sachs	607	(376)	(231)	—	—
HSBC Bank	1	(1)	—	—	—
JPMorgan Chase	602	(516)	(86)	—	—
Morgan Stanley	163	(61)	—	—	102
UBS AG	205	(127)	—	—	78
Total	$3,210	$(1,706)	$(1,078)	$—	$426

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Emerging Markets Bond Fund	29

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2022, the fund reclassified $2,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$187
Distributions in excess of ordinary income	12,328
Late year ordinary loss deferral[1]	(8,884)
Capital loss carryforward[2]	(163,442)
Gross unrealized appreciation on investments	15,066
Gross unrealized depreciation on investments	(152,821)
Net unrealized depreciation on investments	(137,755)
Cost of investments	990,618

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

For the year ended December 31, 2022, the fund’s distributions exceeded total taxable income resulting in a return of capital for tax purposes. Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Return of capital		Total distributions paid or accrued		Ordinary income		Return of capital		Total distributions paid or accrued
Class A	$17,670		$3,428		$21,098		$15,005		$2,811		$17,816
Class C	952		185		1,137		874		164		1,038
Class T	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	554		107		661		510		95		605
Class F-2	19,761		3,834		23,595		24,116		4,518		28,634
Class F-3	14,264		2,768		17,032		8,637		1,618		10,255
Class 529-A	488		95		583		402		75		477
Class 529-C	33		6		39		30		6		36
Class 529-E	32		6		38		28		5		33
Class 529-T	1		—	[3]	1		1		—	[3]	1
Class 529-F-1	1		—	[3]	1		—	[3]	—	[3]	—	[3]
Class 529-F-2	366		71		437		228		43		271
Class 529-F-3	1		—	[3]	1		1		—	[3]	1
Class R-1	8		2		10		4		1		5
Class R-2	84		16		100		63		12		75
Class R-2E	6		1		7		3		—	[3]	3
Class R-3	91		18		109		79		15		94
Class R-4	55		11		66		47		9		56
Class R-5E	39		8		47		22		4		26
Class R-5	55		11		66		43		8		51
Class R-6	9,075		1,761		10,836		7,782		1,458		9,240
Total	$63,536		$12,328		$75,864		$57,875		$10,842		$68,717

[3]	Amount less than one thousand.

30	American Funds Emerging Markets Bond Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.553% on the first $1.5 billion of daily net assets and decreasing to 0.503% on such assets in excess of $1.5 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.457% on the first $15 billion of daily net assets and decreasing to 0.428% on such assets in excess of $15 billion. For the year ended December 31, 2022, the investment advisory services fees were $5,232,000, which were equivalent to an annualized rate of 0.498% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

American Funds Emerging Markets Bond Fund	31

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2022, the 529 plan services fees were $9,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended December 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$746	$433		$89		Not applicable
Class C	180	26		5		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	23	14		3		Not applicable
Class F-2	Not applicable	470		100		Not applicable
Class F-3	Not applicable	5		68		Not applicable
Class 529-A	19	11		3		$5
Class 529-C	6	1		—	*	—	*
Class 529-E	3	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	3		2		4
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1	—	*	—	*	Not applicable
Class R-2	12	4		—	*	Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	8	3		1		Not applicable
Class R-4	2	1		—	*	Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	4		44		Not applicable
Total class-specific expenses	$1,001	$976		$315		$9

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $92,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $4,000 in the fund’s statement of operations reflects $5,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

32	American Funds Emerging Markets Bond Fund

Security transactions with related funds — The fund purchased investment securities from other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2022, the fund engaged in such purchase transactions with related funds in the amount of $174,000.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2022.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended December 31, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*			Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$38,860	4,913		$19,775	2,557		$(94,751)	(12,160)	$(36,116)	(4,690)
Class C	1,876	238		1,120	145		(6,000)	(757)	(3,004)	(374)
Class T	—	—		—	—		—	—	—	—
Class F-1	6,864	903		657	85		(5,678)	(732)	1,843	256
Class F-2	117,465	14,577		23,501	2,962		(461,927)	(60,297)	(320,961)	(42,758)
Class F-3	178,967	22,817		16,180	2,100		(137,841)	(17,685)	57,306	7,232
Class 529-A	1,610	202		578	75		(2,625)	(335)	(437)	(58)
Class 529-C	75	9		39	5		(230)	(29)	(116)	(15)
Class 529-E	1	—	†	38	5		(93)	(12)	(54)	(7)
Class 529-T	—	—		1	—	†	—	—	1	— †
Class 529-F-1	—	—		1	—	†	—	—	1	— †
Class 529-F-2	2,364	290		433	56		(1,691)	(221)	1,106	125
Class 529-F-3	—	—		1	—	†	—	—	1	— †
Class R-1	52	7		9	1		(6)	(1)	55	7
Class R-2	410	52		99	13		(488)	(61)	21	4
Class R-2E	17	2		6	1		— †	— †	23	3
Class R-3	530	69		108	14		(680)	(85)	(42)	(2)
Class R-4	91	11		65	8		(537)	(68)	(381)	(49)
Class R-5E	336	42		45	6		(158)	(20)	223	28
Class R-5	51	7		64	8		(228)	(28)	(113)	(13)
Class R-6	10,583	1,449		10,834	1,398		(45,886)	(5,730)	(24,469)	(2,883)
Total net increase (decrease)	$360,152	45,588		$73,554	9,439		$(758,819)	(98,221)	$(325,113)	(43,194)

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	33

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$86,203	8,874	$16,831	1,754		$(66,831)	(6,960)	$36,203	3,668
Class C	5,320	547	1,019	106		(8,770)	(911)	(2,431)	(258)
Class T	—	—	—	—		—	—	—	—
Class F-1	4,451	456	601	63		(6,152)	(632)	(1,100)	(113)
Class F-2	234,369	24,202	28,514	2,974		(122,138)	(12,749)	140,745	14,427
Class F-3	128,012	13,201	9,687	1,012		(35,199)	(3,697)	102,500	10,516
Class 529-A	4,077	419	473	49		(3,169)	(328)	1,381	140
Class 529-C	293	31	36	4		(412)	(43)	(83)	(8)
Class 529-E	73	8	33	3		(194)	(20)	(88)	(9)
Class 529-T	—	—	1	—	†	—	—	1	—	†
Class 529-F-1	—	—	1	—	†	—	—	1	—	†
Class 529-F-2	1,999	209	269	29		(1,034)	(108)	1,234	130
Class 529-F-3	—	—	1	—	†	—	—	1	—	†
Class R-1	41	4	4	—	†	(11)	(1)	34	3
Class R-2	711	73	74	8		(535)	(55)	250	26
Class R-2E	102	11	3	—	†	(14)	(1)	91	10
Class R-3	550	57	92	10		(638)	(67)	4	—	†
Class R-4	443	47	55	6		(191)	(20)	307	33
Class R-5E	292	30	24	2		(203)	(20)	113	12
Class R-5	232	24	51	5		(2)	— †	281	29
Class R-6	34,660	3,570	9,239	964		(998)	(103)	42,901	4,431
Total net increase (decrease)	$501,828	51,763	$67,008	6,989		$(246,491)	(25,715)	$322,345	33,037

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $501,817,000 and $819,711,000, respectively, during the year ended December 31, 2022.

34	American Funds Emerging Markets Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2022	$9.30	$.50	$(1.65)	$(1.15)	$(.47)	$—		$(.09)	$(.56)	$7.59	(12.30)%	$270		.99%		.98%		6.36%
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.98)	375		1.06		1.06		4.70
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.62	372		1.09		1.06		5.24
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.69	387		1.03		1.00		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	—	[5]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
Class C:
12/31/2022	9.30	.44	(1.65)	(1.21)	(.42)	—		(.08)	(.50)	7.59	(12.96)	16		1.74		1.73		5.60
12/31/2021	10.15	.38	(.85)	(.47)	(.32)	—		(.06)	(.38)	9.30	(4.66)	24		1.76		1.76		3.99
12/31/2020	9.94	.43	.21	.64	(.14)	—		(.29)	(.43)	10.15	6.87	28		1.79		1.77		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)		(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	—	[5]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
Class T:
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.09)[6]	—	[7]	.74	[6]	.73	[6]	6.61	[6]
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.70)[6]	—	[7]	.75	[6]	.75	[6]	4.98	[6]
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	7.95 [6]	—	[7]	.79	[6]	.77	[6]	5.57	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.96 [6]	—	[7]	.80	[6]	.78	[6]	6.67	[6]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[5]	(.02)	(.62)	9.35	(4.02)[6]	—	[7]	.86	[6]	.81	[6]	6.45	[6]
Class F-1:
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.30)	12		.99		.98		6.36
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.95)	12		1.03		1.03		4.72
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.65	14		1.06		1.04		5.29
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[5]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
Class F-2:
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.10)	169		.75		.74		6.50
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.69)	604		.75		.75		5.01
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	7.95	513		.77		.74		5.35
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[5]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
Class F-3:
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.95)	248		.59		.58		6.78
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.58)	237		.65		.65		5.13
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	8.06	152		.71		.66		5.61
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[5]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
Class 529-A:
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.32)	8		1.01		1.00		6.35
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.97)	10		1.05		1.05		4.71
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.65	9		1.06		1.04		5.26
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[5]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2022	$9.30	$.43	$(1.65)	$(1.22)	$(.41)	$—		$(.08)	$(.49)	$7.59	(13.00)%	$1		1.79%		1.78%		5.56%
12/31/2021	10.15	.38	(.85)	(.47)	(.32)	—		(.06)	(.38)	9.30	(4.70)	1		1.80		1.80		3.94
12/31/2020	9.94	.42	.22	.64	(.14)	—		(.29)	(.43)	10.15	6.82	1		1.84		1.81		4.57
12/31/2019	9.35	.55	.62	1.17	(.31)	(.03)		(.24)	(.58)	9.94	12.79	1		1.82		1.80		5.65
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	—	[5]	(.02)	(.52)	9.35	(5.01)	1		1.87		1.82		5.42
Class 529-E:
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.50)	—	[7]	1.21		1.20		6.14
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—		(.07)	(.43)	9.30	(4.17)	1		1.25		1.25		4.50
12/31/2020	9.94	.48	.20	.68	(.15)	—		(.32)	(.47)	10.15	7.41	1		1.29		1.27		5.09
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)		(.26)	(.63)	9.94	13.40	1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[5]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
Class 529-T:
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.16)[6]	—	[7]	.79	[6]	.78	[6]	6.55	[6]
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—		(.07)	(.47)	9.30	(3.75)[6]	—	[7]	.81	[6]	.81	[6]	4.92	[6]
12/31/2020	9.94	.52	.21	.73	(.17)	—		(.35)	(.52)	10.15	7.89 [6]	—	[7]	.84	[6]	.81	[6]	5.49	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.87 [6]	—	[7]	.85	[6]	.83	[6]	6.61	[6]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[5]	(.02)	(.61)	9.35	(4.08)[6]	—	[7]	.92	[6]	.87	[6]	6.36	[6]
Class 529-F-1:
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.14)[6]	—	[7]	.79	[6]	.78	[6]	6.55	[6]
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—		(.07)	(.47)	9.30	(3.78)[6]	—	[7]	.84	[6]	.84	[6]	4.89	[6]
12/31/2020	9.94	.52	.21	.73	(.17)	—		(.35)	(.52)	10.15	7.89 [6]	—	[7]	.84	[6]	.84	[6]	5.61	[6]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.88	4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[5]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
Class 529-F-2:
12/31/2022	9.30	.52	(1.65)	(1.13)	(.49)	—		(.09)	(.58)	7.59	(12.05)	6		.71		.69		6.68
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.71)	6		.77		.77		4.99
12/31/2020[8,9]	9.39	.08	.76	.84	(.03)	—		(.05)	(.08)	10.15	8.95 [10]	5		.14	[10]	.11	[10]	.82	[10]
Class 529-F-3:
12/31/2022	9.30	.52	(1.65)	(1.13)	(.49)	—		(.09)	(.58)	7.59	(12.02)	—	[7]	.64		.63		6.68
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.66)	—	[7]	.73		.71		5.02
12/31/2020[8,9]	9.39	.08	.77	.85	(.03)	—		(.06)	(.09)	10.15	8.97 [10]	—	[7]	.16	[10]	.10	[10]	.84	[10]
Class R-1:
12/31/2022	9.30	.45	(1.65)	(1.20)	(.43)	—		(.08)	(.51)	7.59	(12.80)[6]	—	[7]	1.57	[6]	1.55	[6]	5.85	[6]
12/31/2021	10.15	.40	(.85)	(.45)	(.34)	—		(.06)	(.40)	9.30	(4.42)[6]	—	[7]	1.54	[6]	1.52	[6]	4.26	[6]
12/31/2020	9.94	.45	.20	.65	(.14)	—		(.30)	(.44)	10.15	7.08 [6]	—	[7]	1.62	[6]	1.57	[6]	4.73	[6]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)		(.25)	(.61)	9.94	13.11 [6]	—	[7]	1.56	[6]	1.52	[6]	5.94	[6]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	—	[5]	(.02)	(.55)	9.35	(4.76)[6]	—	[7]	1.64	[6]	1.57	[6]	5.63	[6]

Refer to the end of the table for footnotes.

36	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2022	$9.30	$.45	$(1.65)	$(1.20)	$(.43)	$—		$(.08)	$(.51)	$7.59	(12.84)%	$1		1.61%		1.60%		5.76%
12/31/2021	10.15	.39	(.85)	(.46)	(.33)	—		(.06)	(.39)	9.30	(4.55)	2		1.65		1.65		4.11
12/31/2020	9.94	.43	.22	.65	(.14)	—		(.30)	(.44)	10.15	6.93	2		1.73		1.70		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)		(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	—	[5]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
Class R-2E:
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.54)[6]	—	[7]	1.26	[6]	1.25	[6]	6.13	[6]
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(4.01)[6]	—	[7]	1.21	[6]	1.20	[6]	4.62	[6]
12/31/2020	9.94	.49	.21	.70	(.16)	—		(.33)	(.49)	10.15	7.56 [6]	—	[7]	1.46	[6]	1.39	[6]	5.12	[6]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)		(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[5]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
Class R-3:
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.52)	2		1.24		1.23		6.11
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—		(.07)	(.43)	9.30	(4.19)	2		1.28		1.28		4.47
12/31/2020	9.94	.47	.21	.68	(.15)	—		(.32)	(.47)	10.15	7.38	2		1.31		1.29		5.02
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)		(.26)	(.63)	9.94	13.37	2		1.30		1.28		6.15
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[5]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
Class R-4:
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.27)	1		.95		.95		6.37
12/31/2021	10.15	.46	(.85)	(.39)	(.39)	—		(.07)	(.46)	9.30	(3.91)	1		.99		.99		4.78
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.69	1		1.02		1.00		5.35
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	—	[5]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
Class R-5E:
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.08)	1		.74		.73		6.67
12/31/2021	10.15	.51	(.85)	(.34)	(.43)	—		(.08)	(.51)	9.30	(3.40)	1		.44		.44		5.32
12/31/2020	9.94	.55	.21	.76	(.18)	—		(.37)	(.55)	10.15	8.23	1		.49		.47		5.82
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	14.05	—	[7]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[5]	(.02)	(.62)	9.35	(4.03)	—	[7]	.86		.76		6.90
Class R-5:
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.98)	1		.63		.62		6.73
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.61)	1		.67		.67		5.09
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	8.01	1		.73		.70		5.59
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[5]	(.02)	(.62)	9.35	(3.98)	—	[7]	.80		.74		6.54
Class R-6:
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.95)	136		.60		.59		6.74
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.58)	194		.64		.64		5.12
12/31/2020	9.94	.54	.20	.74	(.17)	—		(.36)	(.53)	10.15	8.07	167		.67		.65		5.67
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	—	[5]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	37

Financial highlights (continued)

	Year ended December 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[14]	63%	52%	70%	54%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Based on operations for a period that is less than a full year.
[9]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[10]	Not annualized.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

38	American Funds Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 10, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Emerging Markets Bond Fund	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	American Funds Emerging Markets Bond Fund

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,066.28	$4.79	.92%
Class A – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class C – actual return	1,000.00	1,062.14	8.84	1.70
Class C – assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class T – actual return	1,000.00	1,067.41	3.65	.70
Class T – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-1 – actual return	1,000.00	1,066.15	4.95	.95
Class F-1 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class F-2 – actual return	1,000.00	1,067.16	3.91	.75
Class F-2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-3 – actual return	1,000.00	1,068.31	2.87	.55
Class F-3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 529-A – actual return	1,000.00	1,066.00	5.10	.98
Class 529-A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-C – actual return	1,000.00	1,061.89	9.09	1.75
Class 529-C – assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class 529-E – actual return	1,000.00	1,064.96	6.09	1.17
Class 529-E – assumed 5% return	1,000.00	1,019.31	5.96	1.17
Class 529-T – actual return	1,000.00	1,066.99	3.96	.76
Class 529-T – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-F-1 – actual return	1,000.00	1,067.09	3.91	.75
Class 529-F-1 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-F-2 – actual return	1,000.00	1,067.65	3.44	.66
Class 529-F-2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-F-3 – actual return	1,000.00	1,067.86	3.13	.60
Class 529-F-3 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-1 – actual return	1,000.00	1,063.01	8.01	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2 – actual return	1,000.00	1,062.88	8.11	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class R-2E – actual return	1,000.00	1,064.71	6.40	1.23
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Class R-3 – actual return	1,000.00	1,064.84	6.25	1.20
Class R-3 – assumed 5% return	1,000.00	1,019.16	6.11	1.20
Class R-4 – actual return	1,000.00	1,066.37	4.74	.91
Class R-4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-5E – actual return	1,000.00	1,066.77	4.38	.84
Class R-5E – assumed 5% return	1,000.00	1,020.97	4.28	.84
Class R-5 – actual return	1,000.00	1,068.13	3.02	.58
Class R-5 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class R-6 – actual return	1,000.00	1,068.29	2.87	.55
Class R-6 – assumed 5% return	1,000.00	1,022.43	2.80	.55

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Emerging Markets Bond Fund	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2022:

Foreign source income	$0.71 per share
Qualified dividend income	$45,000
Section 163(j) interest dividends	$64,156,000
U.S. government income that may be exempt from state taxation	$1,754,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

42	American Funds Emerging Markets Bond Fund

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Funds Emerging Markets Bond Fund	43

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44	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	45

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2015	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2015	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2015	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

46	American Funds Emerging Markets Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
		Chairman of the Board and Director, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Luis Freitas de Oliveira, 1967 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Partner — Capital Fixed Income Investors, Capital International Sàrl[6]; Chairman and Corporate Manager, Capital International Sàrl[6]
Kirstie Spence, 1973 Senior Vice President	2015	Partner – Capital Fixed Income Investors, Capital International Limited[6]; Vice President and Director, Capital International Limited[6]; Director, Capital Research Company[6]; Director, The Capital Group Companies, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Luis Freitas de Oliveira, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Emerging Markets Bond Fund	47

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

48	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMBF

Registrant:

a) Audit Fees:
Audit	2021	97,000
	2022	99,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	10,000
	2022	11,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,427,000
	2022	2,394,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	1,000

	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,440,000 for fiscal year 2021 and $2,800,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 28, 2023

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2023